TURNER FUNDS

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TURNER SMID CAP GROWTH OPPORTUNITIES FUND

Institutional Class Shares

Investor Class Shares

Class C Shares

Supplement dated January 18, 2017

to the Summary Prospectus dated January 31, 2016 (as revised June 16, 2016) and the Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, THE PROSPECTUS AND THE SAI.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, THE PROSPECTUS AND THE SAI.

Each of Turner Medical Sciences Long/Short Fund and Turner SMID Cap Growth Opportunities Fund (each, a “Fund” and collectively, the “Funds”), series of the Turner Funds (the “Trust”), did not receive the favorable vote of a majority of the outstanding voting securities of each Fund for its new investment advisory agreement and therefore each Fund will begin the complete liquidation of its assets.  In connection with the liquidations, each Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.  On January 16, 2017, the Board of Trustees of the Trust approved the closure of the Funds to purchases and redemptions and the liquidation of the Funds.

Accordingly, effective 4:00 p.m. (Eastern time) on January 18, 2017, the Funds will no longer accept orders from new investors or existing shareholders to purchase Fund shares.  On or about the close of business on January 26, 2017 (the “Liquidation Date”), the Funds will no longer accept orders from investors to redeem Fund shares and each Fund will distribute as soon as reasonably practicable thereafter all of its assets in cash pro rata to shareholders.  All outstanding shares will be redeemed and cancelled and the Funds will then be terminated as series of the Trust.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE